SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 24, 2005

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or Other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

275 Kennedy Drive	05403
So. Burlington, Vermont	(Zip Code)
(Address of principal executive offices)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 24, 2005, the Merchants Bancshares, Inc. (the "Company") issued a press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, announcing the appointment of Michael R. Tuttle, 50, as President and Chief Executive Officer of the Company's main operating subsidiary, Merchants Bank (the "Bank"), effective January 1, 2006. Mr. Tuttle currently serves as the Bank's Chief Operating Officer. Mr. Tuttle succeeds Joseph L. Boutin, who will retain his position as President and Chief Executive Officer of the Company.

Item 9.01. Financial Statements and Exhibits

(d).	Exhibits

99.1 Press Release issued by the Company on October 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date: October 24, 2005	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

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